UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2020

MARTIN CURRIE

INTERNATIONAL

UNCONSTRAINED

EQUITY FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Martin Currie International Unconstrained Equity Fund for the twelve-month reporting period ended May 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2020

II	Martin Currie International Unconstrained Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in equity and equity related securities of foreign companies and other investments with similar economic characteristics. (The Fund does not currently intend to borrow for investment purposes.) The Fund is generally unconstrained by any particular sector, geography or market capitalization.

We focus on companies that we believe have a strong history of offering high and sustainable returns on invested capital over time and seek to acquire securities of companies with reasonable valuations based on our assessment of the company’s long-term potential. When we identify an opportunity that we find attractive, we aim to make a long-term capital commitment.

The equity securities in which the Fund will invest may include common stocks, preferred stocks, securities convertible into common stock, depositary receipts, exchange traded funds (“ETFs”) and synthetic foreign equity securitiesi, including international warrants and other instruments with similar economic characteristics. The Fund may use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The Fund may also enter into derivatives as a substitute for buying or selling securities; to obtain market exposure; and to manage cash.

The Fund may seek investment opportunities in any foreign country and under normal market conditions will invest in or have exposure to securities of companies located in at least three foreign countries. The Fund may invest without limit in securities of companies located in any foreign country, including countries with developed or emerging markets. The Fund may invest in companies of any size and market capitalization but will typically invest in those companies with market capitalization in excess of $3 billion. The Fund’s portfolio is expected to be highly concentrated, with approximately 20-40 holdings.

While the Fund is generally unconstrained within its equity universe, we seek to be risk aware and to control company risk through due diligence.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period ended May 31, 2020 has marked one of the most tumultuous periods in recent world history. From the market perspective, after fears of increased recession risks at the back end of 2018, a rapid U-turn by the US Federal Reserve Board (“the Fed”)ii and an easing of interest rates, as well as a broader synchronized easing in monetary policies globally led the market to rally sharply in 2019. Geopolitical risks, ongoing trade tensions, Brexit uncertainty, deteriorating economic momentum, and increasing climate change concerns all occupied investors’ minds during 2019, but by and large, positive market sentiment was maintained continuing a historically long bull run.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	1

Fund overview (cont’d)

However, that all ended in mid-February 2020 when financial markets suddenly became concerned of the threat posed by COVID-19. The reversal in sentiment from bull to bear was rapid and brutal. We entered into an unprecedented period of sharp recession, given the almost globally synchronized exogenous shock to demand and supply brought up by the pandemic crisis, and the forced lockdown policies that were implemented to contain the spread of the virus. Equities fell dramatically in March 2020, in what was the fastest bear market in history. There was a flight to safety in government bonds with long-term yields falling to historic lows, as the market was anticipating major earnings and dividend downgrades in the market. Policy responses, both monetary and fiscal, were very rapid, sizeable in terms of magnitude, and almost globally synchronized in their announcements. That has contributed to markets recovering very rapidly, with the fastest bull market since 1974 happening in April 2020, and continuing into the following month. The market effectively shifted from the focus on the sharp and deep recession risk we have been facing in first and second quarters of 2020, towards anticipating a recovery in activity as economies exit the lockdown status. The shape of the recovery remains highly uncertain in our view, given the lack of clarity on (i) speed at which lockdowns end; (ii) shape of the supply and demand post lockdowns; (iii) speed of channeling the sizeable fiscal stimuli announced into the real economy; (iv) the risk of a negative feedback loop on economic activity from the underlying deterioration in the labor market; and (v) pandemic relapse risk once economies reopen. Our core assumption is of a gradual recovery in economic activity from the lows, with a return to normal activity levels only by 2022. This assumption carries a high degree of forecast error, given the unprecedented nature of this recession, and therefore will need to be reassessed as we get more evidence around shape of the post-lockdown world.

Q. How did we respond to these changing market conditions?

A. As long-term investors in companies that typically have operations all over the world, we do not usually react to market noise that affects specific markets in the short term. We are much more focused on individual stocks and how they create value for shareholders over the long term. This was conclusively evidenced during the sharp sell-off in first quarter of 2020. Indeed, we made no material change to the Fund’s portfolio exposures at that time, viewing the period instead as an opportunity to reinforce positions on stocks where we have strong conviction over the long term, and where we see an attractive upside potential. We have spent a lot of time assessing our holdings, testing our convictions, updating our financial projections and stress-testing balance sheets of the companies that we are invested in, and finally updating our fair value assumptions. Generally, given the uncertain environment, we continue to favor companies with high management quality, strong balance sheets and cash flows, operating in industries with high barriers to entry and with strong market share, which gives them pricing power, and therefore an ability to generate high returns and attractive growth profiles. In an uncertain environment, our research remains focused on finding attractive quality growth sustainable opportunities around our three long-term mega-trends, which are: Demographic Change; Future of Technology; and Resource Scarcity.

2	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Performance review

For the twelve months ended May 31, 2020, Class A shares of Martin Currie International Unconstrained Equity Fund, excluding sales charges, returned 9.82%. The Fund’s unmanaged benchmark, the MSCI All-Country World Index ex-U.S.iii, returned -3.43% for the same period. The Lipper International Large-Cap Growth Funds Category Averageiv returned 4.55% over the same time frame.

Performance Snapshot as of May 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Martin Currie International Unconstrained Equity Fund:
Class A	-2.45%	9.82%
Class I	-2.32%	10.07%
Class IS	-2.23%	10.26%
MSCI All-Country World Index ex-U.S.	-11.16%	-3.43%
Lipper International Large-Cap Growth Funds Category Average	-5.42%	4.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2019, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 5.95%, 5.28% and 5.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	3

Fund overview (cont’d)

annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Swedish industrial-tool manufacturer Atlas Copco was the largest contributor to absolute returns over the twelve-month reporting period. A notable turning point came in the latter part of 2019 when the company reported very strong third-quarter results, especially impressive given the softening macroeconomic backdrop. Results exceeded market expectations across all four of the company’s reported segments, but the standout positive was in Vacuum Technique which mostly serves the semiconductor market. At this point, after four quarters of declines, orders turned dramatically positive. Elsewhere, Dutch company ASML, a strong leader in leading-edge semiconductor equipment, was another positive contributor to Fund performance during the period. The company’s share price has been supported by relatively more predictable earnings momentum, the relative defensiveness of its order book and the attraction of its long-term structural growth and high returns profile. Coloplast, the Danish chronic-care medtech company, was another large contributor to results. A number of factors including its longer-term innovation opportunities and a continued leading market share in its two key markets of Ostomy and Continence have boosted investor sentiment towards the company. In March of this year, Coloplast also updated the market with guidance incorporating a slowdown in elective procedures (which particularly impacts its U.S. urology business), while reiterating the durability of its chronic care business. The net impact is a 5–7% earnings downgrade for the year, which the market took as a positive indicator of the defensiveness of the business model during COVID-19 disruption.

Q. What were the leading detractors from performance?

A. The UK insurer Beazley was the biggest drag on Fund performance during the reporting period. Despite offering up reassurance on the company’s exposure to troubled U.S. casualty lines, and the company’s initial take on losses related to COVID-19 (around 1% of premia, related to event cancellation cover), Beazley’s share performance has been weak. In particular, the stock has been penalized by the growing uncertainty on secondary claims arising from the coronavirus pandemic and the steep reduction in U.S. interest rates. Pan-Asian insurer AIA has also struggled over the course of the year, although the majority of this poor performance came in the latter part of the reporting period. In line with other stocks with a significant domestic presence in Hong Kong, AIA’s performance was

4	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

negatively impacted by the social unrest there, and most recently by the news flow relating to China’s proposed security law for the region and the United States’ initial reaction to this move. Insurance provider Prudential was another of the poor performers during the reporting period. We had previously taken a positive view on the company’s ambitions to segment its conglomerate structure into separate business units. However, the market’s lingering concerns about the resilience and prospects on the U.S. business unit, led the stock to de-rate and underperform.

Q. Were there any significant changes to the Fund during the period?

A. There were a number of new purchases during the reporting period. We initiated a position in leading Chinese e-commerce player Alibaba, based on its highly profitable core China commerce business and its attractive growth profile, in particular, its ability to leverage an expansive digital ecosystem. We also bought Cyberark. The company is the leader (in revenue and technology terms) in the privileged access management (PAM) solutions market and provides a cyber security application, which is growing fast and believed to have staying power as a core cyber security defense. Dassault Systemes, a design and engineering software company with an attractive growth profile, and Linde, the Irish-domiciled multinational chemical company, were also added to the Fund’s portfolio. Sales during the period included: the insurer Beazley, as the risk/reward profile of company in our view shifted to the high end of the spectrum; Prudential, because the conglomerate nature of the business proved to be a drag rather than a benefit; multinational software provider Check Point, as increased competition and the impact on growth from the transition from license to subscription lowered our conviction; likewise, we sold out of the Fund’s position in Unilever as our conviction in the key categories and market shares of the business had started to wane. Elsewhere we also exited positions in British specialty chemicals company Croda and UK engineering firm Spirax-Sarco.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in Martin Currie International Unconstrained Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Zehrid Osmani

Portfolio Manager

Martin Currie Inc.

Ken Hughes

Portfolio Manager

Martin Currie Inc.

June 30, 2020

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks, including currency fluctuations as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund focuses its investments in a single country or only a few countries in a geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Derivatives, such as warrants and other synthetic instruments, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 16 for a list and percentage breakdown of the Fund’s holdings.

6	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2020 were: Health Care (24.4%), Information Technology (18.6%) and Consumer Discretionary (18.3%), Industrials (13.2%), Consumer Staples (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Synthetic foreign equity securities are a type of derivative, typically issued by a bank or other financial institution, designed to replicate the economic exposure of buying an equity security directly in a particular foreign market.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The MSCI All-Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”) is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 248 funds for the six-month period and among the 227 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and May 31, 2019. The fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2019 and held for the six months ended May 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.45%	$1,000.00	$975.50	1.20%	$5.93	Class A	5.00%	$1,000.00	$1,019.00	1.20%	$6.06
Class I	-2.32	1,000.00	976.80	0.85	4.20	Class I	5.00	1,000.00	1,020.75	0.85	4.29
Class IS	-2.23	1,000.00	977.70	0.75	3.71	Class IS	5.00	1,000.00	1,021.25	0.75	3.79

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	9

Fund expenses (unaudited) (con’d)

[1]	For the six months ended May 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class I	Class IS
Twelve Months Ended 5/31/20	9.82%	10.07%	10.26%
Inception* through 5/31/20	7.02	7.33	7.40

With sales charges[2]	Class A	Class I	Class IS
Twelve Months Ended 5/31/20	3.53%	10.07%	10.26%
Inception* through 5/31/20	5.63	7.33	7.40

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 5/31/20)	35.74%
Class I (Inception date of 11/30/15 through 5/31/20)	37.51
Class IS (Inception date of 11/30/15 through 5/31/20)	37.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is November 30, 2015.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Martin Currie International Unconstrained Equity Fund vs. MSCI All-Country World Index ex-U.S.† — November 30, 2015 - May 31, 2020

Value of $1,000,000 invested in

Class I and Class IS Shares of Martin Currie International Unconstrained Equity Fund vs. MSCI All-Country World Index ex-U.S.† — November 30, 2015 - May 31, 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and Class IS shares of Martin Currie International Unconstrained Equity Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A

12	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2020. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI All-Country World Index ex-U.S. The MSCI All-Country World Index ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index is calculated assuming the minimum possible dividend reinvestment. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	13

Schedule of investments

May 31, 2020

Martin Currie International Unconstrained Equity Fund

Security	Shares	Value
Common Stocks — 97.7%
Communication Services — 4.9%
Interactive Media & Services — 4.9%
Tencent Holdings Ltd.	5,423	$289,054	(a)
Consumer Discretionary — 18.3%
Automobiles — 3.4%
Ferrari NV	1,174	198,849	(a)
Internet & Direct Marketing Retail — 2.9%
Alibaba Group Holding Ltd., ADR	815	169,023	*
Textiles, Apparel & Luxury Goods — 12.0%
adidas AG	749	196,412	*(a)
Kering SA	438	229,610	(a)
Moncler SpA	7,423	277,215	*(a)
Total Textiles, Apparel & Luxury Goods		703,237
Total Consumer Discretionary		1,071,109
Consumer Staples — 9.8%
Food Products — 5.3%
Kerry Group PLC, Class A Shares	2,522	313,318	(a)
Personal Products — 4.5%
L’Oreal SA	900	262,790	(a)
Total Consumer Staples		576,108
Financials — 4.3%
Insurance — 4.3%
AIA Group Ltd.	30,600	249,475	(a)
Health Care — 24.4%
Biotechnology — 4.6%
CSL Ltd.	1,480	269,997	(a)
Health Care Equipment & Supplies — 15.2%
Coloplast A/S, Class B Shares	1,573	263,864	(a)
ResMed Inc.	20,309	319,817	(a)
Straumann Holding AG, Registered Shares	379	308,415	(a)
Total Health Care Equipment & Supplies		892,096
Life Sciences Tools & Services — 4.6%
Mettler-Toledo International Inc.	338	268,710	*
Total Health Care		1,430,803
Industrials — 13.2%
Building Products — 4.5%
Assa Abloy AB, Class B Shares	13,013	264,535	(a)
Machinery — 5.6%
Atlas Copco AB, Class A Shares	8,263	325,360	(a)

See Notes to Financial Statements.

14	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Martin Currie International Unconstrained Equity Fund

Security	Shares	Value
Road & Rail — 3.1%
Canadian National Railway Co.	2,135	$183,906
Total Industrials		773,801
Information Technology — 18.6%
Electronic Equipment, Instruments & Components — 4.8%
Hexagon AB, Class B Shares	5,173	285,525	*(a)
Semiconductors & Semiconductor Equipment — 7.0%
ASML Holding NV	708	231,765	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	18,437	179,562	(a)
Total Semiconductors & Semiconductor Equipment		411,327
Software — 6.8%
CyberArk Software Ltd.	1,373	142,490	*
Dassault Systemes SE	1,500	254,638	(a)
Total Software		397,128
Total Information Technology		1,093,980
Materials — 4.2%
Chemicals — 4.2%
Linde PLC	1,239	248,122	(a)
Total Investments — 97.7% (Cost — $4,529,350)		5,732,452
Other Assets in Excess of Liabilities — 2.3%		133,823
Total Net Assets — 100.0%		$5,866,275

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	15

Schedule of investments (cont’d)

May 31, 2020

Martin Currie International Unconstrained Equity Fund

Summary of Investments by Country** (unaudited)
Sweden	15.3%
France	13.0
United States	12.8
Italy	8.3
China	8.0
Ireland	5.5
Switzerland	5.4
Australia	4.7
Denmark	4.6
Hong Kong	4.4
United Kingdom	4.3
Netherlands	4.0
Germany	3.4
Canada	3.2
Taiwan	3.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2020 and are subject to change.

See Notes to Financial Statements.

16	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Statement of assets and liabilities

May 31, 2020

Assets:
Investments, at value (Cost — $4,529,350)	$5,732,452
Foreign currency, at value (Cost — $8,619)	8,639
Cash	327,598
Receivable for Fund shares sold	19,996
Receivable from investment manager	9,053
Dividends receivable	4,930
Prepaid expenses	15,301
Total Assets	6,117,969

Liabilities:
Payable to investment manager (Note 2)	104,423
Payable for securities purchased	61,134
Audit fees payable	40,706
Fund accounting fees payable	37,300
Trustees’ fees payable	80
Service and/or distribution fees payable	49
Accrued expenses	8,002
Total Liabilities	251,694
Total Net Assets	$5,866,275

Net Assets:
Par value (Note 7)	$5
Paid-in capital in excess of par value	4,649,457
Total distributable earnings (loss)	1,216,813
Total Net Assets	$5,866,275

Net Assets:
Class A	$241,439
Class I	$841,374
Class IS	$4,783,462

Shares Outstanding:
Class A	19,106
Class I	66,177
Class IS	376,090

Net Asset Value:
Class A (and redemption price)	$12.64
Class I (and redemption price)	$12.71
Class IS (and redemption price)	$12.72
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.41

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	17

Statement of operations

For the Year Ended May 31, 2020

Investment Income:
Dividends	$55,564
Less: Foreign taxes withheld	(6,847)
Total Investment Income	48,717

Expenses:
Fund accounting fees	76,716
Registration fees	57,643
Audit and tax fees	50,646
Investment management fee (Note 2)	40,788
Legal fees	10,181
Custody fees	3,315
Transfer agent fees (Note 5)	1,512
Trustees’ fees	920
Shareholder reports	915
Fees recaptured by investment manager (Note 2)	884
Service and/or distribution fees (Notes 2 and 5)	580
Insurance	392
Interest expense	57
Miscellaneous expenses	8,007
Total Expenses	252,556
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(210,267)
Net Expenses	42,289
Net Investment Income	6,428

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	137,846
Foreign currency transactions	(2,155)
Net Realized Gain	135,691
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	395,734
Foreign currencies	(30)
Change in Net Unrealized Appreciation (Depreciation)	395,704
Net Gain on Investments and Foreign Currency Transactions	531,395
Increase in Net Assets From Operations	$537,823

See Notes to Financial Statements.

18	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2020	2019

Operations:
Net investment income	$6,428	$43,413
Net realized gain (loss)	135,691	(114,916)
Change in net unrealized appreciation (depreciation)	395,704	227,708
Increase in Net Assets From Operations	537,823	156,205

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(21,396)	(124,463)
Decrease in Net Assets From Distributions to Shareholders	(21,396)	(124,463)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	742,253	19,706
Reinvestment of distributions	21,250	123,667
Cost of shares repurchased	(650,316)	(5,641)
Increase in Net Assets From Fund Share Transactions	113,187	137,732
Increase in Net Assets	629,614	169,474

Net Assets:
Beginning of year	5,236,661	5,067,187
End of year	$5,866,275	$5,236,661

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$11.53	$11.51	$11.40	$9.89	$10.00

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.05	0.14	0.09	0.07
Net realized and unrealized gain (loss)	1.17	0.21	0.26	1.61	(0.18)
Total income (loss) from operations	1.13	0.26	0.40	1.70	(0.11)

Less distributions from:
Net investment income	(0.02)	(0.12)	(0.14)	(0.09)	—
Net realized gains	—	(0.12)	(0.15)	(0.10)	—
Total distributions	(0.02)	(0.24)	(0.29)	(0.19)	—

Net asset value, end of year	$12.64	$11.53	$11.51	$11.40	$9.89
Total return[3]	9.82%	2.60%	3.51%	17.67%	(1.10)%

Net assets, end of year (000s)	$241	$208	$198	$134	$99

Ratios to average net assets:
Gross expenses	5.16%[4]	6.03%[4]	4.71%	6.34%[4]	9.89%[5]
Net expenses[6,7]	1.20 [4]	1.20 [4]	1.09	1.16 [4]	1.19 [5]
Net investment income (loss)	(0.31)	0.44	1.23	0.93	1.38 [5]

Portfolio turnover rate	37%	63%	15%	22%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to May 31, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$11.59	$11.55	$11.44	$9.90	$10.00

Income (loss) from operations:
Net investment income	0.02	0.09	0.16	0.12	0.08
Net realized and unrealized gain (loss)	1.15	0.22	0.26	1.62	(0.18)
Total income (loss) from operations	1.17	0.31	0.42	1.74	(0.10)

Less distributions from:
Net investment income	(0.05)	(0.15)	(0.16)	(0.10)	—
Net realized gains	—	(0.12)	(0.15)	(0.10)	—
Total distributions	(0.05)	(0.27)	(0.31)	(0.20)	—

Net asset value, end of year	$12.71	$11.59	$11.55	$11.44	$9.90
Total return[3]	10.07%	3.05%	3.69%	18.09%	(1.00)%

Net assets, end of year (000s)	$841	$230	$214	$194	$104

Ratios to average net assets:
Gross expenses	4.71%[4]	5.29%[4]	4.46%	5.98%[4]	9.61%[5]
Net expenses[6,7]	0.85 [4]	0.83 [4]	0.85	0.90 [4]	0.91 [5]
Net investment income	0.12	0.80	1.36	1.23	1.68 [5]

Portfolio turnover rate	37%	63%	15%	22%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to May 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$11.58	$11.55	$11.43	$9.90	$10.00

Income (loss) from operations:
Net investment income	0.02	0.10	0.17	0.12	0.08
Net realized and unrealized gain (loss)	1.17	0.21	0.27	1.61	(0.18)
Total income (loss) from operations	1.19	0.31	0.44	1.73	(0.10)

Less distributions from:
Net investment income	(0.05)	(0.16)	(0.17)	(0.10)	—
Net realized gains	—	(0.12)	(0.15)	(0.10)	—
Total distributions	(0.05)	(0.28)	(0.32)	(0.20)	—

Net asset value, end of year	$12.72	$11.58	$11.55	$11.43	$9.90
Total return[3]	10.26%	3.06%	3.86%	18.03%	(1.00)%

Net assets, end of year (000s)	$4,783	$4,800	$4,655	$4,441	$3,762

Ratios to average net assets:
Gross expenses	4.61%[4]	5.22%[4]	4.38%	6.08%[4]	9.61%[5]
Net expenses[6,7]	0.75 [4]	0.75 [4]	0.78	0.90 [4]	0.90 [5]
Net investment income	0.14	0.88	1.42	1.17	1.68 [5]

Portfolio turnover rate	37%	63%	15%	22%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to May 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Martin Currie International Unconstrained Equity Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	23

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$169,023	$902,086	—	$1,071,109
Health care	268,710	1,162,093	—	1,430,803
Industrials	183,906	589,895	—	773,801
Information technology	142,490	951,490	—	1,093,980
Other common stocks	—	1,362,759	—	1,362,759
Total investments	$764,129	$4,968,323	—	$5,732,452

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	25

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

26	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Martin Currie monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.20%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	27

Notes to financial statements (cont’d)

expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $210,267.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires May 31, 2021	$5,941	$7,454	$165,716
Expires May 31, 2022	9,603	9,724	206,541
Expires May 31, 2023	9,187	18,071	182,931
Total fee waivers/expense reimbursements subject to recapture	$24,731	$35,249	$555,188

For the year ended May 31, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class I	Class IS
LMPFA recaptured	$661	$71	$152

At May 31, 2020, $104,423 was payable to LMPFA by the Fund for reimbursement of fund operating expenses paid by LMPFA on behalf of the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

28	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

For the year ended May 31, 2020, sales charges retained by LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$4
CDSCs	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2020, Legg Mason and its affiliates owned 86% of the Fund.

3. Investments

During the year ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,201,912
Sales	1,931,269

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,541,945	$1,238,112	$(47,605)	$1,190,507

4. Derivative instruments and hedging activities

During the year ended May 31, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

For the year ended May 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$580	$89
Class I	—	849
Class IS	—	574
Total	$580	$1,512

For the year ended May 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,191
Class I	18,080
Class IS	182,996
Total	$210,267

6. Distributions to shareholders by class

	Year Ended May 31, 2020	Year Ended May 31, 2019
Net Investment Income:
Class A	$425	$2,142
Class I	1,839	2,896
Class IS	19,132	64,962
Total	$21,396	$70,000

Net Realized Gains:
Class A	—	$2,153
Class I	—	2,352
Class IS	—	49,958
Total	—	$54,463

7. Shares of beneficial interest

At May 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,496	$46,308	762	$9,026
Shares issued on reinvestment	32	425	421	4,295
Shares repurchased	(2,421)	(27,943)	(421)	(5,019)
Net increase	1,107	$18,790	762	$8,302

Class I
Shares sold	56,170	$694,158	771	$8,791
Shares issued on reinvestment	137	1,839	514	5,248
Shares repurchased	(9,938)	(121,523)	(2)	(16)
Net increase	46,369	$574,474	1,283	$14,023

Class IS
Shares sold	162	$1,787	175	$1,889
Shares issued on reinvestment	1,418	18,986	11,183	114,124
Shares repurchased	(39,907)	(500,850)	(56)	(606)
Net increase (decrease)	(38,327)	$(480,077)	11,302	$115,407

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$21,396	$104,205
Net long-term capital gains	—	20,258
Total distributions paid	$21,396	$124,463

As of May 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$32,484
Undistributed long-term capital gains — net	4,626
Total undistributed earnings	$37,110
Other book/tax temporary differences(a)	(10,430)
Unrealized appreciation (depreciation)(b)	1,190,133
Total distributable earnings (loss) — net	$1,216,813

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

9. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

32	Martin Currie International Unconstrained Equity Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Martin Currie International Unconstrained Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Currie International Unconstrained Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2020 and for the period November 30, 2015 (inception date) through May 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the four years in the period ended May 31, 2020 and for the period November 30, 2015 (inception date) through May 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 16, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Martin Currie International Unconstrained Equity Fund 2020 Annual Report	33

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadvisers, Martin Currie Inc. (the “Subadviser”) and Western Asset Management Company, LLC (“Western Asset”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s existing investment management agreement and subadvisory agreements (the “Existing Agreements”).

At a meeting held on April 6, 2020, the Fund’s Board of Trustees (the “Board”) approved a new investment management agreement (the “Management Agreement”) with the Manager and a new subadvisory agreement between the Manager and the Subadviser and a new subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset is engaged to provide day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement. (Each subadvisory agreement is referred to as a “Subadvisory Agreement.”) (The Management Agreement and Subadvisory Agreements are collectively referred to as the “Agreements.”) The meeting was held telephonically based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Agreements at its next in-person meeting.

On March 9, 2020, during a telephonic meeting of the Board, the Board met with representatives of Legg Mason, the parent company of the Manager, the Subadviser and Western Asset, and representatives of Franklin Templeton to discuss the Transaction. The Board was advised that the Fund would not bear the costs of obtaining shareholder approval of the Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated. On March 31, 2020 and April 2, 2020, the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), separately met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by Legg Mason, Franklin Templeton, the Manager, the Subadviser and Western Asset to assist the Board, and in particular the Independent Trustees, in considering the Agreements. On April 6, 2020, the Board received a presentation from senior Fund management and representatives from Franklin Templeton and reviewed and

34	Martin Currie International Unconstrained Equity Fund

evaluated the materials, including supplemental materials, provided to assist the Board in considering the Agreements. Prior to the Board’s approval of the Agreements, as a part of the April 6 meeting, the Independent Trustees further discussed the Agreements in an executive session with independent legal counsel and recommended their approval.

In the event the Fund’s shareholders did not approve the Agreements and the Transaction is completed, at its April 6, 2020 meeting, the Board also approved an interim investment management agreement with the Manager and interim sub-advisory agreements between the Manager and the Subadviser and between the Manager and Western Asset that would take effect upon the closing of the Transaction to enable the Manager, Subadviser and Western Asset to serve as investment managers of the Fund following the termination of the Existing Agreements and pending shareholder approval of the Agreements. At a meeting on July 14, 2020, shareholders of the Fund approved the Agreements.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that the terms of the Agreements are identical to the Existing Agreements, except for the dates of execution, effectiveness and termination, and that the Board had considered and approved the renewal of the Existing Agreements in November 2019. The Board also considered that the Existing Agreements are the product of multiple years of review and negotiation, and information received and considered by the Board in the exercise of its business judgment during those years. The Board further considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Subadvisory Agreement with Western Asset be approved to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve the Agreements.

In evaluating the Agreements, the Board considered the information previously provided for the November 2019 renewal of the Existing Agreements, updated with more recent statistics, information and representations. Among such information was the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser and available to be provided by Western Asset under the Management Agreement and Subadvisory Agreement and information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates and the Manager’s supervisory activities over the Subadviser and Western Asset. The Board noted that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of

Martin Currie International Unconstrained Equity Fund	35

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

services provided to the Fund and its shareholders by the Manager, the Subadviser and Western Asset, including compliance and other non-advisory services. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account Franklin Templeton’s plans and intentions regarding the Fund and Legg Mason’s asset management business, including the preservation and continued operational and investment autonomy of the investment advisory businesses conducted by the Subadviser and Western Asset. The Board noted that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction. The Board also considered that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction. The Board also considered that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base.

The Board also considered its knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Subadviser and Western Asset, and the quality of the Manager’s administrative and other services. The Board considered information received at regular meetings throughout the year, including the policies and practices of the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries. The Board considered that on a regular basis it received and reviewed information from the Manager and the Fund’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act for the funds in the Legg Mason fund complex, including liquidity management programs and cybersecurity programs. The Board also considered information about Franklin Templeton’s compliance and risk management programs.

The Board noted that it had reviewed the qualifications, backgrounds and responsibilities of the senior personnel currently serving the Fund, and had met and reviewed the backgrounds and qualifications of the senior personnel of Franklin Templeton responsible for the management of the advisory business. The Board considered that Legg Mason had put in place retention incentives for key personnel at the Manager until the Transaction closes and Franklin Templeton had provided long-term retention mechanisms for certain personnel, and that Franklin Templeton had represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction. The Board considered Franklin Templeton’s and the Manager’s commitment to an effective transition and to continued high quality investment management and shareholder services following the Transaction.

36	Martin Currie International Unconstrained Equity Fund

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund to the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark index. The Board noted that, although useful, the data provided by Broadridge may vary depending on the year-end dates selected and the selection of a peer group and, therefore, recognized its limitations. In addition, the Board noted that it had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark index, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the one- and three-year periods ended December 31, 2019 placed the Class I Shares in the first quintile (the first quintile being the best performers and the fifth quintile being the worst performers). The Board reviewed updated performance information. In addition, based on their review of materials provided and assurances received, the Board determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided. The Board noted that its evaluation of the factors of the nature, extent and quality of services and performance led it to conclude that it was in the best interests of the Fund to approve the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”), payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Subadviser, respectively. The Board considered that it had reviewed the Fund’s Contractual Management Fee and total expense ratio in connection with its consideration of the Existing Agreements during the 2019 contract renewal process and that the new Management Agreement does not change the Fund’s management fee rate or the computation method for calculating such fees. The Board reviewed the subadvisory fees, noting that the Manager, and not the Fund, pays the fee to the Subadviser and would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which reduced the management fee owed to the Manager under the Management Agreement to zero) (the “Actual Management Fee”). The Board also considered that the contractual expense waiver continued until December 31, 2021 and Franklin Templeton’s statement that it had no current intention to change the waiver after its expiration. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board determined that the Transaction would not increase the total fees payable by the Fund for management services.

Martin Currie International Unconstrained Equity Fund	37

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Board received and reviewed an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy, if any, provided by the Manager, which, among other things, set out a framework of fees based on asset classes. The Manager reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Contractual Management Fee and Actual Management Fee were lower than the median of the Broadridge expense group (second and first quintiles) and the actual total expense ratio was lower than the Broadridge expense group median (first quintile) and lower than the expense universe median (second quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). It was noted that, while the Board has found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Board was provided an overview of the process followed in conducting the profitability study and received an updated report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2019, which corresponds to Legg Mason’s fiscal year end, and for the period from September 2019 to February 2020. The Board also received certain information showing historical profitability for fiscal years 2016 through 2019. The Board noted that it previously had received a report from the independent consultant engaged by Legg Mason to assess the methodologies used by Legg Mason for its profitability study in connection with its review of the Existing Agreements. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers

38	Martin Currie International Unconstrained Equity Fund

and breakpoints during Legg Mason’s 2016 through 2019 fiscal years and for the pro forma fiscal year 2020. The Board noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Manager’s profitability from its relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Board noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward. The Board also considered the potential benefits to shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and having access to a greater array of investment opportunities. Given the asset size of the Fund and the complex, the fee waivers and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the funds. The Board considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. The Board noted that Franklin Templeton and Legg Mason, as a result of the potential benefits derived from the Transaction, have a financial interest in the matters that were being considered. The Board also took note of information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

The Board considered that the senior management team at Legg Mason expressed support for the Transaction and Legg Mason recommended that the Board approve the Agreements. The Board also considered that, under the Transaction Agreement, Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that Franklin Templeton represented to the Board that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser of the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act) on the Fund as a result of the transactions contemplated by the Transaction Agreement.

Martin Currie International Unconstrained Equity Fund	39

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board, including the Independent Trustees, concluded that the Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the Agreements for the Fund was in the best interests of the Fund’s shareholders, and the Board voted to approve the Agreements and to recommend that shareholders approve the Agreements.

40	Martin Currie International Unconstrained Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Martin Currie International Unconstrained Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Martin Currie International Unconstrained Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

42	Martin Currie International Unconstrained Equity Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Martin Currie International Unconstrained Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	148
Other board memberships held by Trustee during the past five years	None

44	Martin Currie International Unconstrained Equity Fund

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director (since 2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Martin Currie International Unconstrained Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

46	Martin Currie International Unconstrained Equity Fund

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Martin Currie International Unconstrained Equity Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2020:

Record date:	12/17/2019
Payable date:	12/18/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporation	2.76%
Foreign Source Income*	100.00%
Foreign Taxes Paid Per Share	$0.015361

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

48	Martin Currie International Unconstrained Equity Fund

Martin Currie

International Unconstrained Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Martin Currie International Unconstrained Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie International Unconstrained Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Martin Currie International Unconstrained Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

MCXX282736 7/20 SR20-3929

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2019 and May 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $14,834 in May 31, 2019 and $40,706 in May 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2019 and $0 in May 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2019 and $0 in May 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2019 and $0 in May 31, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2019 and May 31, 2020; Tax Fees were 100% and 100% for May 31, 2019 and May 31, 2020; and Other Fees were 100% and 100% for May 31, 2019 and May 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $678,000 in May 31, 2019 and $657,336 in May 31, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved

(not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 23, 2020